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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       April 22, 1997
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                      THE VILLAGE GREEN BOOKSTORE, INC.
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              (Exact Name of Registrant as Specified in Charter)



NEW YORK                                                    16-1181167
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(State or Other Jurisdiction            (Commission        (IRS Employer
         of Incorporation)               File Number)       Identification No.)



1357 MONROE AVENUE, ROCHESTER, NEW YORK                                 14618
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code (716) 442-1151
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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a) In a Unanimous Written Consent of the Board of Directors dated as of April 1, 1997, the Board of Directors of the Registrant approved the engagement of the accounting firm of Mengel, Metzger, Barr & Co. LLP as independent auditors for the Registrant and its subsidiaries. The audit relationship between the Registrant and its past auditors was terminated as of April 22, 1997.

b) During the two most recent fiscal years there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

c) Deloitte & Touche LLP's report on the financial statements for the fiscal year ended January 28, 1996 noted substantial doubt as to the Registrant's ability to continue as a going concern. The Registrant has advised Deloitte & Touche LLP that this is not the reason for the termination of the audit relationship.

d) The Registrant has requested and Deloitte & Touche LLP has furnished the Registrant with the letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant in response to this Item 4. The letter from Deloitte & Touche LLP is attached hereto as
Exhibit 16. The Registrant delivered a copy of this Current Report on Form 8-K to Deloitte & Touche LLP on April 28, 1997

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE VILLAGE GREEN BOOKSTORE, INC.


Date: April 28, 1997                        By: /s/ Raymond C. Sparks
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                                                Name:  Raymond C. Sparks
                                                Title: President and Chief
                                                       Executive Officer